UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 21, 2024

SecureWorks Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-37748	27-0463349
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Concourse Parkway NE Suite 500 Atlanta, Georgia	30328
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (404) 327-6339

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	SCWX	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On October 21, 2024, SecureWorks Corp., a Delaware corporation (the “Company,” “we,” “us,” or “our”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Sophos Inc., a Massachusetts corporation (“Parent”) and Project Green Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub” and together with Parent, the “Buyer Parties”). Pursuant to the Merger Agreement, Merger Sub will merge with and into the Company, with the Company continuing as the surviving corporation and becoming a wholly owned subsidiary of Parent (the “Merger”). The Buyer Parties are affiliates of investment funds managed by Thoma Bravo, L.P. Capitalized terms used herein but not otherwise defined have the meaning set forth in the Merger Agreement.

The board of directors of the Company (the “Board”) has unanimously (i) determined that the Merger Agreement and the transactions contemplated thereby, including the Merger, are advisable, fair to, and in the best interests of the Company and the Company’s stockholders; (ii) approved the Merger Agreement and the transactions contemplated thereby, including the Merger, and declared the Merger Agreement and the transactions contemplated thereby, including the Merger, advisable, fair to, and in the best interests of the Company and the Company’s stockholders; (iii) directed that the Merger Agreement be submitted to the stockholders of the Company for adoption; and (iv) resolved to recommend that the Company’s stockholders adopt the Merger Agreement in accordance with the General Corporation Law of the State of Delaware.

If the Merger is consummated, the Company intends to delist its Class A Common Stock from the Nasdaq Global Select Market of the Nasdaq Stock Market LLC and deregister its Class A Common Stock under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as promptly as practicable following the Effective Time.

Effect on Capital Stock

At the effective time of the Merger (the “Effective Time”), each share of Class A common stock of the Company, par value $0.01 per share (the “Class A Common Stock”) and Class B common stock of the Company, par value $0.01 per share (the “Class B Common Stock” and together with Class A Common Stock, the “Company Common Stock”) that is issued and outstanding as of immediately prior to the Effective Time (other than Dissenting Shares or shares of Company Common Stock (i) held in the Company’s treasury, (ii) owned by Parent, Merger Sub or their respective direct or indirect wholly owned subsidiaries or (iii) owned by any direct or indirect wholly owned subsidiary of the Company) will be converted into the right to receive cash in an amount equal to $8.50, without interest thereon (the “Per Share Amount”).

Treatment of Company Equity Awards

The Merger Agreement also provides that, at the Effective Time, by virtue of the Merger:

(i)	each (a) vested Company Stock Option outstanding immediately prior to the Effective Time will be canceled as of immediately prior to, and contingent upon, the Effective Time (without regard to the exercise price of such Company Stock Option) in exchange for the right to receive a lump-sum cash payment in the amount of the Option Consideration, if any, with respect to such vested Company Stock Option and (b) unvested Company Stock Option outstanding immediately prior to the Effective Time will be canceled as of immediately prior to, and contingent upon, the Effective Time (without regard to the exercise price of such unvested Company Stock Option) in exchange for the right to receive an aggregate amount in cash payments, without interest, less applicable tax withholdings in the amount of the Option Consideration, if any, with respect to such unvested Company Stock Option and which will be paid over the existing vesting schedule (including time-based or service-based vesting conditions and any terms related to vesting acceleration upon termination of employment and change in control treatment), except that if the per-share exercise price of any such Company Stock Option, whether vested or unvested, is equal to or greater than the Per Share Amount, such Company Stock Option will be canceled and terminated without any cash payment being made in respect thereof;

(ii)	each (a) vested Company Restricted Share outstanding immediately prior to the Effective Time will become fully vested as of immediately prior to, and contingent upon, the Effective Time, and will be treated in accordance with Section 2.03 of the Merger Agreement and (b) unvested Company Restricted Share outstanding immediately prior to the Effective Time will be canceled as of immediately prior to, and contingent upon, the Effective Time in exchange for the right to receive an aggregate amount in cash payments, without interest, less applicable tax withholdings in the amount of the Per Share Amount, which will be paid over the existing vesting schedule (including time-based or service-based vesting conditions and any terms related to vesting acceleration upon termination of employment and change in control treatment);
(iii)	each (a) vested Company RSU award outstanding immediately prior to the Effective Time will be canceled as of immediately prior to, and contingent upon, the Effective Time in exchange for the right to receive, in full satisfaction of the rights of such holder with respect thereto, a lump-sum cash payment (without interest) in the amount of the Per Share Amount multiplied by the aggregate number of Shares of Company Common Stock subject to such Company RSU award immediately before the Effective Time and (b) unvested Company RSU award outstanding immediately prior to the Effective Time will be canceled as of immediately prior to, and contingent upon, the Effective Time in exchange for the right to receive an aggregate amount in cash payments, without interest, less applicable tax withholdings in the amount of the Per Share Amount multiplied by the aggregate number of Shares of Company Common Stock subject to such unvested Company RSU award immediately before the Effective Time, which will be paid over the existing vesting schedule (including time-based or service-based vesting conditions and any terms related to vesting acceleration upon termination of employment and change in control treatment); and
(iv)	each (a) vested Company PSU award that is outstanding immediately prior to the Effective Time will be canceled as of immediately prior to, and contingent upon, the Effective Time in exchange for the right to receive a lump-sum cash payment (without interest) in the amount of the Per Share Amount multiplied by the aggregate number of Shares of Company Common Stock subject to such Company PSU award immediately before the Effective Time and (b) unvested Company PSU award that is outstanding immediately prior to the Effective Time will be deemed achieved at the greater of target or actual performance level through the Effective Time and will be canceled as of immediately prior to, and contingent upon, the Effective Time in exchange for the right to receive an aggregate amount in cash payments, without interest, less applicable tax withholdings in the amount of the Per Share Amount multiplied by the aggregate number of Shares of Company Common Stock subject to such unvested Company PSU award immediately before the Effective Time, which will be paid over the existing vesting schedule (excluding any applicable performance-based vesting conditions but including time-based or service-based vesting conditions and any terms related to vesting acceleration upon termination of employment and change in control treatment).

Delivery of Stockholder Written Consent

Following the execution of the Merger Agreement, on October 21, 2024, Dell Technologies Inc., a Delaware corporation (“Dell”), who holds approximately 97.4% of the combined voting power of the outstanding shares of Company Common Stock, through an indirect wholly owned subsidiary, executed and delivered to the Company a written consent (the “Written Consent”) approving and adopting the Merger Agreement and the Transactions, including the Merger. As a result of the execution and delivery of the Written Consent, the holders of at least a majority of the outstanding shares of Company Common Stock with the right to vote thereon have adopted and approved the Merger Agreement. The delivery of the Written Consent constituted the necessary approvals of stockholders for the approval of the Merger, subject to the other conditions set forth in the Merger Agreement (as further described below).

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Conditions to the Merger

Consummation of the Merger is subject to certain customary conditions set forth in the Merger Agreement, including, but not limited to (i) the Company receiving the Written Consent (which has been satisfied, as described above), (ii) (a) the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended and (b) the clearance or approval under certain specified antitrust laws and foreign investment laws, (iii) the absence of any governmental authority of competent authority in certain specified jurisdictions issuing any order or other legal restraint that makes consummation of the Merger illegal or otherwise prohibited, (iv) at least 20 calendar days have elapsed since the Company’s mailing to the Company’s stockholders of an information statement (as contemplated by Regulation 14C of the Exchange Act), and (v) absence of any Company Material Adverse Effect since the date of the Merger Agreement that has occurred that is continuing.

Non-Solicitation

From the date of the Merger Agreement until the earlier to occur of the termination of the Merger Agreement and the Effective Time, the Company will be subject to customary restrictions on its ability to (i) initiate, solicit, facilitate or knowingly encourage Acquisition Proposals from third parties, (ii) engage in, continue or otherwise participate in negotiations or discussions with, or furnish any non-public information (or access thereto) concerning the Company and its subsidiaries to, any third party in connection with, or for the purpose of facilitating or knowingly encouraging the making of any Acquisition Proposal, (iii) approve, endorse, recommend, execute or enter into any letter of intent, acquisition agreement, agreement in principle, memorandum of understanding or similar contract with respect to an Acquisition Proposal or an Alternative Acquisition Agreement, (iv) grant access to the properties, books, records or personnel of the Company or its subsidiaries to any person who the Company has reason to believe is considering making, or has made, an Acquisition Proposal, (v) grant any waiver, amendment or release under any standstill or confidentiality agreement or (vi) approve, authorize or agree to do any of the foregoing.

Termination and Fees

The Merger Agreement contains certain termination rights for the Company, on the one hand, and Parent, on the other hand, including that, subject to certain limitations, the Company or Parent may terminate the Merger Agreement if the Merger is not consummated by 11:59 p.m. Eastern Time, on June 20, 2025 or such other date as may be mutually agreed upon in writing by the parties (the “End Date”). Upon termination of the Merger Agreement under specified circumstances, including if the Merger Agreement is terminated under certain circumstances and prior to such termination, an Acquisition Proposal for an Acquisition Transaction is publicly known and not publicly withdrawn and, within twelve months after the date of such termination, an Acquisition Transaction is consummated or the Company enters into an agreement providing for the consummation of an Acquisition Transaction, the Company will be required to pay Parent a termination fee of $26,000,000.

In addition, Parent will be required to pay the Company a termination fee of $52,000,000 under certain circumstances, including if the Company terminates the Merger Agreement (i) due to Parent or Merger Sub breaching its representations, warranties or covenants that would have a Parent Material Adverse Effect and is incapable of being cured by the End Date or (ii) because all conditions to the Merger have been satisfied (subject to customary exceptions) and the Buyer Parties fail to consummate the Merger within three business days after the later of receiving written notification from the Company and the day on which the Closing should have occurred.

Financing Commitments

Parent and Merger Sub have secured committed debt financing to be provided by certain lenders, on the terms and subject to the conditions set forth in a debt commitment letter.

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Other Terms of the Merger Agreement

The Company also made customary representations and warranties in the Merger Agreement and agreed to customary covenants regarding the operation of the business of the Company and its subsidiaries prior to the consummation of the Merger.

The foregoing description of the Merger Agreement and the Merger contemplated thereby does not purport to be complete, and is subject to, and qualified in its entirety by reference to, the full text of the Merger Agreement, which is attached as Exhibit 2.1 and is incorporated by reference herein. The Merger Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company, Parent, Merger Sub or their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement as of the specific dates therein, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk among the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be reflected in the Company’s public disclosures. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the Company, Parent and Merger Sub and the Merger that will be contained in or attached as an annex to the information statement that the Company intends to file in connection with the Merger, as well as in the other filings that the Company will make with the U.S. Securities and Exchange Commission. The Company expects to file the information statement as promptly as practicable.

Support Agreement

In connection with entering into the Merger Agreement, on October 21, 2024, the Company entered into a support agreement (the “Support Agreement”) with Dell, Parent and Merger Sub, pursuant to which Dell has agreed to enter into (i) a transition services agreement with the Company, pursuant to which Dell will provide (or cause to be provided) certain transition services to the Company and its subsidiaries, (ii) a global employee services agreement, pursuant to which Dell will provide (or cause to be provided) the services of certain employees of the Dell and its subsidiaries to the Company and its subsidiaries, (iii) a subcontractor agreement, pursuant to which Dell will act as a reseller of certain of the Company and its subsidiaries’ products and the Company and its subsidiaries will provide certain subcontracting services to Dell and (iv) an omnibus intellectual matters agreement, pursuant to which, on the terms and subject to the conditions set forth therein, Dell and the Company will agree to certain assignments and licenses of intellectual property. The Support Agreement also includes certain restrictions on transfer of shares of Company Common Stock by Dell.

Cautionary Statement Regarding Forward-Looking Statements

This communication includes certain disclosures which contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act, including but not limited to those statements related to the Merger, including financial estimates and statements as to the expected timing, completion and effects of the Merger, including the delisting from NASDAQ and deregistration under the Exchange Act and the timing of the foregoing. In most cases, you can identify these statements by forward-looking words such as “anticipate,” “believe,” “confidence,” “could,” “estimate,” “expect,” “guidance,” “intend,” “may,” “plan,” “potential,” “outlook,” “should,” and “would,” or similar words or expressions that refer to future events or outcomes. These forward-looking statements, including statements regarding the Merger, are based largely on information currently available to our management and our management’s current expectations and assumptions and are subject to various risks and uncertainties that could cause actual results to differ materially from historical results or those expressed or implied by such forward-looking statements. Although we believe our expectations are based on reasonable estimates and assumptions, they are not guarantees of performance. There is no assurance that our expectations will occur or that our estimates or assumptions will be correct, and we caution investors and all others not to place undue reliance on such forward-looking statements.

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Important factors, risks and uncertainties that could cause actual results to differ materially from such plans, estimates or expectations include but are not limited to: (i) the completion of the Merger on the anticipated terms and timing, including obtaining regulatory approvals, and the satisfaction of other conditions to the completion of the Merger; (ii) potential litigation relating to the Merger that could be instituted against the Company or its directors, managers or officers, including the effects of any outcomes related thereto; (iii) the risk that disruptions from the Merger (including the ability of certain customers to terminate or amend contracts upon a change of control) will harm the Company’s business, including current plans and operations, including during the pendency of the Merger; (iv) the ability of the Company to retain and hire key personnel, including those with extensive information security expertise; (v) the diversion of management’s time and attention from ordinary course business operations to completion of the proposed transaction and integration matters; (vi) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Merger; (vii) legislative, regulatory and economic developments; (viii) potential business uncertainty, including changes to existing business relationships, during the pendency of the Merger that could affect the Company’s financial performance; (ix) certain restrictions during the pendency of the Merger that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (x) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, outbreaks of war or hostilities or the COVID-19 pandemic and other public health issues, as well as management’s response to any of the aforementioned factors; (xi) the impact of inflation, rising interest rates, and global conflicts, including disruptions in European economies as a result of the Ukrainian/Russian conflict and the ongoing conflicts in the Middle East, the relationship between China and Taiwan and ongoing trade disputes between the United States and China; (xii) the possibility that the Merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xiii) the ability to obtain the necessary financing arrangements set forth in the commitment letter received in connection with the Merger; (xiv) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger, including in circumstances requiring the Company to pay a termination fee; (xv) the risk that the Company’s stock price may decline significantly if the Merger is not consummated; (xvi) there may be liabilities that are not known, probable or estimable at this time or unexpected costs, charges or expenses; (xvii) those risks and uncertainties set forth under the headings “Cautionary Note Regarding Forward Looking Statements” and “Risk Factors” in the Company’s most recent Annual Report on Form 10-K, as such risk factors may be amended, supplemented or superseded from time to time by other reports filed by the Company with the Securities and Exchange Commission (the “SEC”) from time to time, which are available via the SEC’s website at www.sec.gov; and (xviii) those risks that will be described in the information statement that will be filed with the SEC in connection with the Merger and available from the sources indicated below.

There can be no assurance that the Merger will be completed, or if it is completed, that it will close within the anticipated time period. The forward-looking statements relate only to events as of the date on which the statements are made. The Company does not undertake to update, and expressly disclaims any obligation to update, any of its forward-looking statements, whether resulting from circumstances or events that arise after the date the statements are made, new information, or otherwise. If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, our actual results may vary materially from what we may have expressed or implied by these forward-looking statements. We caution that you should not place undue reliance on any of our forward-looking statements. You should specifically consider the factors identified in this communication that could cause actual results to differ. Furthermore, new risks and uncertainties arise from time to time, and it is impossible for us to predict those events or how they may affect the Company.

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Important Additional Information and Where to Find It

This communication is being made in connection with the pending Merger. The Company plans to file an information statement on Schedule 14C for its stockholders with respect to the Merger. The information statement will be mailed to stockholders of the Company. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. STOCKHOLDERS ARE URGED TO READ THE INFORMATION STATEMENT AND ANY OTHER DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER. Stockholders will be able to obtain, free of charge, copies of such documents filed by the Company when filed with the SEC in connection with the Merger at the SEC’s website (http://www.sec.gov). In addition, the Company’s stockholders will be able to obtain, free of charge, copies of such documents filed by the Company at the Company’s website (investors.secureworks.com) or by e-mailing the Company’s Investor Relations department at investorrelations@secureworks.com. Alternatively, these documents, when available, can be obtained free of charge from the Company upon written request by mail to SecureWorks Corp., Investor Relations, One Concourse Parkway NE, Suite 500, Atlanta, Georgia 30328.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following documents are herewith furnished or filed as exhibits to this report:

Exhibit No.	Exhibit Description
2.1	Agreement and Plan of Merger, dated as of October 21, 2024, by and among Sophos Inc., Project Green Merger Sub, Inc. and SecureWorks Corp.*
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

*	The schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of such schedules and exhibits, or any section thereof, to the SEC upon request.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SecureWorks Corp.

Date: October 21, 2024	By:	/s/ Alpana Wegner
Alpana Wegner
Chief Financial Officer
(Duly Authorized Officer)

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